UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

LSC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37729	36-4829580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1400, Chicago IL 60606

(Address of principal executive offices, including zip code)

(773) 272-9200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LKSD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

The Board of Directors of LSC Communications, Inc. (the “Company”) has established October 17, 2019 as the date of the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”).  Because the date of the 2019 Annual Meeting has been delayed more than 30 days from the anniversary date of the Company’s 2018 Annual Meeting of Stockholders, the Company, in accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is informing stockholders of this change and setting a new deadline for submission of proposals intended to be included in the Company’s proxy statement for the 2019 Annual Meeting.  The time and location of the 2019 Annual Meeting will be specified in the Company’s proxy statement for the 2019 Annual Meeting.

Pursuant to Rule 14a-8 of the Exchange Act, a shareholder intending to present a proposal to be included in the Company’s proxy statement for the 2019 Annual Meeting must deliver a proposal in writing to the Company’s principal executive offices a reasonable time before the Company begins to print and mail the proxy materials for the 2019 Annual Meeting. Accordingly, the new deadline for submission of proposals to be included in the proxy statement for the 2019 Annual Meeting is August 30, 2019. Proposals should be sent to: Secretary, LSC Communications, Inc., 191 N. Wacker Drive, Suite 1400, Chicago, Illinois 60606. Proposals of shareholders must also comply with the Exchange Act rules regarding the inclusion of shareholder proposals in proxy materials, and the Company may omit any proposal from its proxy materials that does not comply with these rules.

Pursuant to the Company’s Amended & Restated By-laws (the “By-laws”), a shareholder intending to present a proposal at the 2019 Annual Meeting, but not to be included in the proxy statement, including director nominations for election to the Company’s board, must provide written notice to the Company’s principal executive offices by the later of the close of business on (i) the date ninety (90) days prior to October 17, 2019 or (ii) the tenth day after the date on which the 2019 Annual Meeting is announced. Accordingly, the new deadline for submission of proposals to be included under the By-laws for the 2019 Annual Meeting is the close of business on August 30, 2019. Proposals should be sent to: Secretary, LSC Communications, Inc., 191 N. Wacker Drive, Suite 1400, Chicago, Illinois 60606, and must comply with all requirements set forth in the Company’s By-laws. A copy of the By-laws has been filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on October 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSC Communications, Inc.

Date: August 20, 2019	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary; Chief Compliance Officer; General Counsel